UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

VERIFONE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

This filing consists of the following documents:

●	Letter to employees of VeriFone Systems, Inc. (“Verifone”) sent April 9, 2018

●	Letter to clients of Verifone sent April 9, 2018

●	Letter to partners of Verifone sent April 9, 2018

●	Employee Frequently Asked Questions made available April 9, 2018

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of VeriFone by Francisco Partners. In connection with the proposed acquisition, Verifone and Francisco Partners intend to file relevant materials with the SEC, including Verifone’s proxy statement on Schedule 14A. STOCKHOLDERS OF VERIFONE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VERIFONE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Verifone stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Verifone. Such documents are not currently available.

Participants in Solicitation

Verifone and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Verifone common stock in respect of the proposed transaction. Information about the directors and executive officers of Verifone is set forth in the proxy statement for Verifone’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on February 8, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological, and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Verifone, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties’ ability to meet expectations regarding the timing and completion of the merger, the risk that Verifone stockholders do not approve the merger, the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement, the response by stockholders to the merger, the failure to satisfy each of the conditions to the consummation of the merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger on acceptable terms, or at all, the disruption of management’s attention from ongoing business operations due to the merger, the effect of the announcement of the merger on Verifone’s relationships with its customers, suppliers, operating results and business generally, the risk that any announcements relating to the merger could have adverse effects on the market price of Verifone’s common stock, the outcome of any legal proceedings related to the merger, employee retention as a result of the merger, and risks and uncertainties affecting the operations of our business, included in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

The forward-looking statements speak only as of the date such statements are made. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

Verifone Employee Letter

Dear Verifone Team:

Today marks a significant milestone for Verifone and is a direct result of all of your hard work executing our transformation from a terminal sales company to a payments and commerce solutions provider. A few moments ago, we announced that Verifone has entered into an agreement to be acquired by an investor group led by Francisco Partners and including British Columbia Investment Management Corporation (BCI). The press release we issued contains additional information regarding the transaction.

We are excited to reach this agreement and believe it will position Verifone to better serve the needs of our clients around the globe. Importantly, Francisco Partners is committed to supporting our growth and vision to create a best-in-class payments and commerce solutions provider. During our negotiations it was also clear that Francisco Partners appreciates the important role each of you play in Verifone’s success.

We believe that Francisco Partners is a strong partner for Verifone as we look to the future and continue executing our strategy. Francisco Partners is a leading private equity firm that specializes in investments in technology with over $14 billion of capital raised to date and a long history and passion for the payments industry. The team at Francisco Partners is highly experienced within the payments industry, and has significant resources and expertise that will help us to execute our strategy.

To put it simply, we believe this transaction can help accelerate our transformation and generate additional opportunities for our business and team members, while staying true to our roots of being our clients’ most trusted, secure, and innovative technology partner for payments and commerce solutions.

Looking ahead, today is just the first step in this transaction. The transaction is expected to close during the third calendar quarter of 2018, subject to customary closing conditions, including receipt of stockholder and regulatory approvals. We know at times like this it is natural to ask what this means for you. It remains business as usual for all of us at Verifone and we will continue to operate normally and independently. Please remain focused on your day-to-day responsibilities and serving our clients with the same service levels they have come to expect. Over the longer term, we believe this transaction will create many new opportunities for our team members as we work to deliver our vision.

We are committed to keeping you updated as there is important information to share. To that end, we’ve provided a short FAQ to help answer some of your immediate questions. As is common with announcements like these, today’s news may lead to increased interest in our business, and it is important that we speak with one voice. Please refer any external or media inquiries to Marc Rothman and Kwiyoung Baumgarten at marc.rothman@verifone.com and kwiyoung.baumgarten@verifone.com. Additionally, the information noted below is required by our legal advisors.

On behalf of the Board of Directors and management team, we hope you share our enthusiasm about this exciting announcement. Thank you for your commitment and dedication to Verifone.

Sincerely,

Paul Galant

Chief Executive Officer

Verifone

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological, and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Verifone, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties’ ability to meet expectations regarding the timing and completion of the merger, the risk that Verifone stockholders do not approve the merger, the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement, the response by stockholders to the merger, the failure to satisfy each of the conditions to the consummation of the merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger on acceptable terms, or at all, the disruption of management’s attention from ongoing business operations due to the merger, the effect of the announcement of the merger on Verifone’s relationships with its customers, suppliers, operating results and business generally, the risk that any announcements relating to the merger could have adverse effects on the market price of Verifone’s common stock, the outcome of any legal proceedings related to the merger, employee retention as a result of the merger, and risks and uncertainties affecting the operations of our business, included in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

The forward-looking statements speak only as of the date such statements are made. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verifone by Francisco Partners. In connection with the proposed acquisition, Verifone and Francisco Partners intend to file relevant materials with the SEC, including Verifone’s proxy statement on Schedule 14A. STOCKHOLDERS OF VERIFONE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VERIFONE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and Verifone stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Verifone. Such documents are not currently available.

Participants in Solicitation

Verifone and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Verifone common stock in respect of the proposed transaction. Information about the directors and executive officers of Verifone is set forth in the proxy statement for Verifone’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on February 8, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Verifone Client Letter

To Our Valued Client:

I am writing to share some exciting news about Verifone. Today we announced that Verifone has entered into an agreement to be acquired by an investor group led by Francisco Partners and including British Columbia Investment Management Corporation (BCI). The press release we issued contains additional information regarding the transaction and can be found here.

We are excited to reach this agreement with Francisco Partners, and believe that they are a strong partner for Verifone as we look to the future and continue executing our strategy. We believe this transaction will make us a stronger partner for you, as it will allow us to generate additional opportunities for our business and support our commitment of being our clients’ most trusted, secure and innovative technology partner for payments and commerce solutions. Importantly, Francisco Partners is committed to supporting our growth and vision to create a best-in-class payments and commerce solutions provider to help our clients grow.

As background, Francisco Partners is a leading private equity firm that specializes in investments in technology with over $14 billion of capital raised to date. The team at Francisco Partners is highly experienced within the payments industry and have significant resources and expertise that will help us enhance the services and solutions our clients rely on.

Looking ahead, we expect the transaction to close during the third calendar quarter of 2018, subject to customary closing conditions, including receipt of stockholder and regulatory approvals.

Please know that our relationship with you is of paramount importance to all of us at Verifone. Thank you for your continued support and we look forward to continuing to serve you.

Sincerely,

Paul Galant

Chief Executive Officer

Verifone

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological, and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Verifone, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties’ ability to meet expectations regarding the timing and completion of the merger, the risk that Verifone stockholders do not approve the merger, the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement, the response by stockholders to the merger, the failure to satisfy each of the conditions to the consummation of the merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger on acceptable terms, or at all, the disruption of management’s attention from ongoing business operations due to the merger, the effect of the announcement of the merger on Verifone’s relationships with its customers, suppliers, operating results and business generally, the risk that any announcements relating to the merger could have adverse effects on the market price of Verifone’s common stock, the outcome of any legal proceedings related to the merger, employee retention as a result of the merger, and risks and uncertainties affecting the operations of our business, included in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

The forward-looking statements speak only as of the date such statements are made. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verifone by Francisco Partners. In connection with the proposed acquisition, Verifone and Francisco Partners intend to file relevant materials with the SEC, including Verifone’s proxy statement on Schedule 14A. STOCKHOLDERS OF VERIFONE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VERIFONE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and Verifone stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Verifone. Such documents are not currently available.

Participants in Solicitation

Verifone and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Verifone common stock in respect of the proposed transaction. Information about the directors and executive officers of Verifone is set forth in the proxy statement for Verifone’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on February 8, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Verifone Partner Letter

To Our Valued Partner:

I am writing to share some exciting news about Verifone. Today we announced that Verifone has entered into an agreement to be acquired by an investor group led by Francisco Partners and including British Columbia Investment Management Corporation (BCI). The press release we issued contains additional information regarding the transaction and can be found here.

We are excited to reach this agreement with Francisco Partners and believe that they are a strong partner for Verifone as we look to the future. Francisco Partners is a leading private equity firm that specializes in investments in technology with over $14 billion of capital raised to date and a long history and passion for the payments industry.

To put it simply, we believe this transaction will accelerate our transformation and generate additional opportunities for our business while staying true to our roots of being our clients’ most trusted, secure, and innovative technology partner for payments and commerce solutions. We want to emphasize that it remains business as usual at Verifone, and this transaction will have little to no impact on our day-to-day operations. We recognize that our partners play a critical role in our success and we look forward to continuing our strong partnership for many years to come.

Looking ahead, we expect the transaction to close during the third calendar quarter of 2018, subject to customary closing conditions, including receipt of stockholder and regulatory approvals. Until that time, Verifone will continue to operate normally, independently and as a public company.

On behalf of the whole team at Verifone, thank you for your support.

Sincerely,

Paul Galant

Chief Executive Officer

Verifone

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological, and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Verifone, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties’ ability to meet expectations regarding the timing and completion of the merger, the risk that Verifone stockholders do not approve the merger, the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement, the response by stockholders to the merger, the failure to satisfy each of the conditions to the consummation of the merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger on acceptable terms, or at all, the disruption of management’s attention from ongoing business operations due to the merger, the effect of the announcement of the merger on Verifone’s relationships with its customers, suppliers, operating results and business generally, the risk that any announcements relating to the merger could have adverse effects on the market price of Verifone’s common stock, the outcome of any legal proceedings related to the merger, employee retention as a result of the merger, and risks and uncertainties affecting the operations of our business, included in our filings with the Securities and

Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

The forward-looking statements speak only as of the date such statements are made. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verifone by Francisco Partners. In connection with the proposed acquisition, Verifone and Francisco Partners intend to file relevant materials with the SEC, including Verifone’s proxy statement on Schedule 14A. STOCKHOLDERS OF VERIFONE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VERIFONE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and Verifone stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Verifone. Such documents are not currently available.

Participants in Solicitation

Verifone and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Verifone common stock in respect of the proposed transaction. Information about the directors and executive officers of Verifone is set forth in the proxy statement for Verifone’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on February 8, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Verifone Employee FAQ

1.	What was announced today?
●	We announced that Verifone has entered into an agreement to be acquired by an investor group led by Francisco Partners and including British Columbia Investment Management Corporation (BCI).
●	We are excited to reach this agreement and believe it will position Verifone to accelerate growth and deliver superior solutions for our clients and translate into greater opportunities for our business and team members.
●	Importantly, Francisco Partners is committed to supporting our growth and vision to create a best-in-class payments and commerce solutions provider.
●	The Verifone Board of Directors did not come to this decision lightly and determined that this agreement is in the best interests of the Company and its stockholders.
●	During our negotiations it was also clear that Francisco Partners appreciates the important role each of you play in Verifone’s success.
●	The transaction is expected to close during the third calendar quarter of 2018, subject to customary closing conditions, including receipt of stockholder and regulatory approvals.

2.	Why this transaction? Why now?
●	The Verifone Board of Directors determined that this agreement is in the best interests of the Company and its stockholders.
●	We believe this transaction will accelerate our transformation and generate additional opportunities for our business and team members while staying true to our roots of being our clients’ most trusted, secure, and innovative technology partner for payments and commerce solutions.

3.	Who is Francisco Partners?
●	Francisco Partners is a leading private equity firm that specializes in investments in technology with over $14 billion of capital raised to date and a long history and passion for the payments industry.

4.	What ongoing benefits can Francisco Partners provide Verifone?
●	With F’s resources, expertise and track-record growing global technology businesses, we are confident that we will be better positioned to scale our business and serve the needs of our clients around the globe.
●	Francisco Partners is committed to supporting our growth and vision to create a best-in-class payments and commerce solutions provider.
●	During our negotiations it was also clear that Francisco Partners appreciates the important role each of you play in Verifone’s success.

5.	What does this mean for employees?
●	We expect the transaction to close during the third calendar quarter of 2018.
●	It remains business as usual for all of us at Verifone and we will continue to operate normally and independently.
●	Over the longer term, we think this transaction will create many new opportunities for our team members as we work to deliver our vision.

6.	Will there be any changes to our strategy?
●	Francisco Partners is committed to supporting our growth and vision to create a best-in-class payments and commerce solutions provider.
●	Importantly, until the transaction closes, which we expect to occur during the third calendar quarter of 2018, it remains business as usual for all of us at Verifone and we will continue to operate normally and independently.

7.	What does it mean to be a private company?
●	Becoming a private company means that our stock will no longer be trading on a public stock exchange.
●	Over the longer term, we think this transaction will create many new opportunities for our team members as we work to deliver our vision.
●	We expect the transaction to close during the third calendar quarter of 2018.
●	It remains business as usual for all of us at Verifone and we will continue to operate normally and independently.
●	We should all remain focused on our day-to-day responsibilities and serving our clients with the same quality and service they have come to expect.

8.	What does this mean for our clients?
●	We believe this transaction is a great outcome for our clients, and will make us a stronger partner for them, as it will allow us to generate additional opportunities for our business while staying true to our roots of being our clients’ most trusted, secure, and innovative technology partner for payments and commerce solutions.
●	The team at Francisco Partners is highly experienced within the payments industry, and has significant resources and expertise that will help us scale our business and serve clients around the globe.

9.	Should Verifone employees expect any change to compensation or benefits?
●	Verifone will continue to operate normally and we are not currently aware of any future changes. As such, you will continue to receive your compensation and benefits in the ordinary course.
●	Your RSUs and options will be treated as follows: vested RSUs and options will be paid out at the deal closing in cash based upon the deal price. Unvested RSUs and options will be converted into cash awards at the deal price and will be subject to the same vesting schedule.

10.	Upon closing of the transaction, who will lead Verifone?
●	Looking ahead, today is just the first step in this transaction.
●	Until the transaction closes, which we expect to occur during the third calendar quarter of 2018, it remains business as usual for all of us at Verifone and we will continue to operate normally and independently.

11.	What do I do if I’m contacted by a member of the news media about the transaction?
●	If you receive any news media inquiries, in any form, please do not comment or respond and please forward to Marc Rothman and Kwiyoung Baumgarten at marc.rothman@verifone.com and kwiyoung.baumgarten@verifone.com.

12.	Who do I contact with questions? Where can I go for more information?
●	If you have any questions or concerns, please do not hesitate to contact your manager.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological, and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Verifone, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties’ ability to meet expectations regarding the timing and completion of the merger, the risk that Verifone stockholders do not approve the merger, the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement, the response by stockholders to the merger, the failure to satisfy each of the conditions to the consummation of the merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger on acceptable terms, or at all, the disruption of management’s attention from ongoing business operations due to the merger, the effect of the announcement of the merger on Verifone’s relationships with its customers, suppliers, operating results and business generally, the risk that any announcements relating to the merger could have adverse effects on the market price of Verifone’s common stock, the outcome of any legal proceedings related to the merger, employee retention as a result of the merger, and risks and uncertainties affecting the operations of our business, included in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

The forward-looking statements speak only as of the date such statements are made. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Verifone by Francisco Partners. In connection with the proposed acquisition, Verifone and Francisco Partners intend to file relevant materials with the SEC, including Verifone’s proxy statement on Schedule 14A. STOCKHOLDERS OF VERIFONE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VERIFONE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov, and Verifone stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Verifone. Such documents are not currently available.

Participants in Solicitation

Verifone and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Verifone common stock in respect of the proposed transaction. Information about the directors and executive officers of Verifone is set forth in the proxy statement for Verifone’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on February 8, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.